ACQUISITION OF INSURANCE AGENCY (Tables)	12 Months Ended
Dec. 31, 2013
ACQUISITION OF INSURANCE AGENCY [Abstract]
Estimated fair value of assumed assets and liabilities

The assets and liabilities assumed in the acquisition were recorded at their estimated fair values based on management's best estimates using information available at the date of acquisition.  The following table summarizes the estimated fair value of the assumed assets and liabilities (dollars in thousands):

Consideration paid:
Cash paid by PRMC	$428
Fair value of noncontrolling interest	359
Total consideration	$787

Identifiable assets acquired:
Cash and equivalents	$18
Accounts receivable	1
Customer list intangible	188
Net premises and equipment	54
Total identified net assets	$261

Goodwill:	$526